IPS iFUND 2002 SEMIANNUAL REPORT



Fellow Portfolio Managers:

     The iFund has had a challenging market to deal with since its launch in January 2001. Plagued by a major structural recession and the subsequent outflow of money from most mutual funds, the iFund has been severely hampered by its inability to attract a sufficient number of investors to reach the critical mass needed for the Fund to perform at its optimal level. Nevertheless, the iFund forges ahead with our dedicated shareholders leading the way.

     The iFund rebounded nicely from 9/11, but during the first half of our fiscal year the market's sudden turn to value stocks hurt the Fund, which was heavily invested in growth stocks. However, beginning in March 2002, the iFund shifted its focus from tech to more "value" oriented stocks. Companies nominated during this time include WellPoint Health, because "...it also appears to be reasonably priced. While it has increased in value significantly this year, it is still selling at very reasonable multiples compared with the growth rate. Its adjusted cash flow from operations per share is well in excess of its reported EPS, meaning that EPS is high quality and accounting is conservative," according to Robert, an iFund investor. Wal-Mart was also nominated because it is a "dominant discount retailer, consumer spending still strong, Kmart closing stores helps Wal-Mart, and as gas prices increase, more people will be going to Sam's for lower priced gas, which can result in more customers in the store," from Patrick, another iFund investor. Investors began nominating stocks in sectors such as Multimedia, Industrial Equipment, Defense, Retail and Consumer Products, while selling off positions in Software, Wireless, Data Storage, Telecommunications and Display Technology. As the figures in the table below illustrate, the move into more traditional growth stocks has over the last six months, put the iFund back in line with its Nasdaq Composite Index bogey.

[GRAPH]

iFUND RETURNS
GROWTH OF $10, 000 INVESTMENT

12/29/00                    10000
5/01                         7941
11/01                        5908
5/02                         4908


Figure 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                                   Average Annual Returns as of 5/31/0

                                                                     Inception
                                            6 Months     1 Yr       (12/29/00)
                                            --------   ---------    ----------
iFund                                       -17.07%    - 38.30%       -39.51%
S&P 500 Index                               - 5.68%    - 13.85%       -12.76%
Nasdaq   Composite Index *                  -16.31%    - 23.44%       -25.86%

 *Does not include reinvestment of dividends
--------------------------------------------------------------------------------

Performance

     The iFund's return for the six months ending 5/31/2002 was comparable to the performance of the Nasdaq Composite Index. We also noticed an interesting phenomenon. When we split the return numbers into separate fiscal quarters, the first quarter's iFund return was -16.22% and the Nasdaq Composite Index's was -10.31%. The second quarter's iFund return was -1.01% while the Nasdaq Composite Index lost 6.69% (-6.69%). The dramatic improvement can be attributed to two separate actions; the first being the move away from techs and into consumer-oriented stocks, and the second was the implementation by consensus of an Automatic 15% Loss Nomination. Both decisions were the result of shareholder discussions on the Message Boards. As a result of our new policy, investors are now alerted via email whenever a stock's price drops 15% or more so they can react in a more timely manner. The stop-loss resulted in the liquidation of many tech stocks that are much lower today.

Volatility of Returns

     Figure 2 provides a quarterly perspective on the iFund's return and risk characteristics over time. The iFund's volatility relative to the broad market will be substantially higher than the Value Line Arithmetic Composite Index
(VLAC), on both the upside and the downside, due to the aggressive management direction of the shareholders, and the prospectus mandate to seek growth in disruptive and other volatile technologies and stocks.

     We use the VLAC because it is a far better proxy for the broad market than other well-known Indexes, for two reasons: it is equally weighted, and it consists of a large number of companies (approximately 1,700). Other Indexes are capitalization weighted, meaning that larger companies are more heavily weighted in the calculation of the Index. While this may make a good proxy for economic activity, we do not believe that capitalization-weighted indexes are an appropriate proxy for investment styles like ours that are not index funds, and that do not take into account market capitalization as a significant factor in our buy and sell decisions.

[GRAPH]

iFUND vs. VALUE LINE ARITHMETIC COMPOSITE

              iFund      Value Line
              Period      Period
Period        RETURNS     RETURNS
-------       --------  ------------
5/01         -20.58%       9.08%
11/01        -25.60%      -5.52%
5/02         -16.93%       5.58%

Figure 2: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Value Line Arithmetic Composite Index, a broad-based, equally weighted index of approximately 1,700 stocks with dividends reinvested. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

Changes From Within

     The Automatic 15% Loss Nomination for stocks that drop 15% below their purchase price was a collective decision by investors operating as a Complex Adaptive System (CAS). A defining property of a CAS is that it learns and adapts to change. This is what the iFund did. The change was not imposed by the Advisor but arose from within the Fund, from discussion among its shareholders.

     Since  instituted,  we believe this policy has helped  reduce losses in the
iFund. Of the thirteen Automatic Nominations that became sales since implementing the new procedure, all but one has gone to new lows as of 5/31/2002. We feel this policy is a direct result of, and can be credited to, the Emergent Intelligence forming within the Fund.

     A major concern that needs to be addressed is the lack of participation from existing shareholders. Not all shareholders participate on a regular basis. This behavior is contrary to the principle behind the Fund, that of Emergent Intelligence. We need your input, whether you spend one hour researching a stock or overhear a warning while watching CNBC. Every piece of knowledge is important and vital to the success of the iFund. Please take time, as often as possible, to log on and participate in the iFund. Contribute your ideas or just vote.

     To attract more investors, IPS Advisory, Inc. has begun a campaign aimed at attracting new investors to the iFund and to improve name recognition. A recent success was a positive article recently published in Technology Investor (**) magazine. The iFund can also use your help in attracting new investors. Tell friends whom you think would be interested in participating in an online investment club. The more people we have in the Fund, the more exciting and dynamic it can become.

Current Economic & Equity Environment

     The top sectors during 2002's first fiscal quarter were Data Storage, Semiconductors and Display Technology. In December 2001, we added Optical Networking and Business Services to the portfolio. Cash grew from 8.53% in December 2001 to 20.35% in February 2002. The minimal cash position early on was the result of taking advantage of the fourth quarter 2001 rally by being as fully invested as possible. However, there was a shift in sector allocation where a consensus developed that Software and Wireless Services should be replaced by Natural Gas and Multimedia as the most heavily weighted sectors. iFund shareholders also began moving into other, more consumer-oriented growth sectors.

     We sold our entire positions in Optical Networking, Telecommunications, Independent Power Producers and Banks, using the proceeds to purchase Retail, Healthcare, Medical Equipment and Supplies, Consumer Non-durables, Defense and Transportation. This collective decision by our shareholders was responsible for the Fund's improved performance in the second quarter relative to the Nasdaq Composite Index.

     iFund investors seem to have reached a new level of community. Shareholders are working together and developing new strategies to profit in this volatile market. Returns from the second fiscal quarter are confirmation that your time and effort have paid off. We applaud you, the current managers, for the courage to participate in a new kind of mutual fund; one that we hope will demonstrate to the world that the intelligence of the group is greater than that of any single fund manager.

         Gregory A. D'Amico                          Karen Whitehead
         President                                   Fund Advisor

  [GRAPH]

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change, and any forecasts made cannot be guaranteed.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Nasdaq Composite Index is an unmanaged index of more than 4,000 stocks traded electronically through the Nasdaq System. The returns shown for the Nasdaq Composite Index do not include reinvestment of dividends. The Value Line Arithmetic Composite Index is an arithmetically averaged index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Index. The Value Line Arithmetic Composite Index figures do not reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** Technology Investor, March 7, 2002, Run Your Own Mutual Fund for Love Not Money, by Aaron Brennan.

** This semiannannual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** Quasar Distributors, LLC, distributor.                                7/2002

For more information, please contact IPS Funds at:

Phone:   800.249.6927                                     1225 Weisgarber Road
         865.524.1676      Web Site: www.ipsifund.com     Suite S-380
                                     ----------------     Knoxville, TN  37909
Fax:     865.544.0630      Email:    info@ipsifund.com
                                     ---------------


                                    IPS iFund
                             Schedule of Investments
                                  May 31, 2002
                                   (Unaudited)


                                         Shares    Value                                                Shares      Value
COMMON STOCKS - 74.3%                                        Multimedia - 7.6%
Asset Managers - 3.4%                                        Clear Channel Communications, Inc.*          20     $    1,065
The Bear Stearns Companies Inc.            25   $1,501       Hispanic Broadcasting Corporation*           65          1,622
                                           35    1,646       Omnicom Group Inc.                           20          1,727
Jefferies Group, Inc.                          -----------   Univision Communications Inc. - Class A*     25          1,000
                                                 3,147       Viacom Inc. - Class B*                       30          1,469
                                               -----------                                                       -------------
Biotechnology - 1.8%                                                                                                  6,883
Techne Corporation *                       52    1,633
                                               -----------                                                       -------------
                                                             Natural Gas E&P - 3.9%
Business Services - 4.8%                                     Schlumberger Limited (1)                     50          2,582
Paychex, Inc.                              45    1,559       TETRA Technologies, Inc.*                    40            988
SunGard Data Systems Inc.*                 50    1,406                                                           -------------
Tetra Tech, Inc.*                         100    1,447                                                                 3,570
                                               ------------  Non-Bank Financial - 2.1%                           -------------
                                                 4,412       FactSet Research Systems Inc.                60           1,956
                                               ------------                                                      -------------
Computer Hardware -1.3%
                                           40                Paper & Wood Products - 6.3%
Celestica Inc. * (1)                             1,181
                                               -----------
                                                             Greif Bros. Corporation - Class A            60           2,036
Computer Non-Durables - 1.6%                                 International Paper Company                  40           1,724
                                           85
Horizon Organic Holding Corporation*             1,458       Trex Company, Inc.*                          70           1,939
                                               -----------                                                       -------------
                                                                                                                       5,699
                                                                                                                 -------------
Consumer Retail - 4.3%                                       Power Chips - 2.6%
Wal-Mart Stores, Inc.                      40    2,164       International Rectifier Corporation *        50           2,349
Whole Foods Market, Inc.*                  35    1,791                                                           -------------
                                               -----------
                                                 3,955       REIT - 2.1%
                                               -----------   FBR Asset Investment Corporation             55           1,878
Data Storage & Networking - 2.0%                                                                                 -------------
Brocade Communications Systems, Inc. *     20      393
Zebra Technologies Corporation - Class A*  25    1,441       Semiconductors - 7.6%
                                               -----------   Analog Devices, Inc. *                       75           2,746
                                                 1,834       Applied Materials, Inc.*                     70           1,553
                                               -----------   Texas Instruments Incorporated               60           1,720
Defense - 1.4%                                               Xilinx, Inc. *                               25             882
L-3 Communications Holdings, Inc.*         20    1,262                                                           -------------
                                               -----------                                                             6,901
Display Technology - 1.7%                                                                                        -------------
Orbotech, Ltd. * (1)                       55    1,507       Software - 4.4%
                                               -----------   Adobe Systems Incorporated                   50           1,805
                                                             Electronic Arts Inc.*                        35           2,240
Drugs & Medical Equipment - 1.3%                                                                                 -------------
DENTSPLY International Inc.                30    1,202                                                                 4,045
                                               -----------                                                       -------------
                                                             Transportation - 2.1%
Healthcare - 6.3%                                            Southwest Airlines Co.                      110           1,873
                                                                                                                 -------------
IMPATH Inc.*                               85    1,992
SangStat Medical Corporation*              35      770       Virtual and Physical Security - 1.9%
Tenet Healthcare Corporation*              15    1,118       Symantec Corporation*                        50           1,719
WellPoint Health Networks Inc.*            25    1,854                                                           -------------
                                               -----------
                                                 5,734
                                               -----------

See notes to Financial Statements




                                                              * Non-income Producing Security
                                                                ADR - American Depository Receipt
                                                               (1) Foreign Security

                                          Shares     Value
Wireless Services - 3.8%
InterDigital Communications Corporation*  195         2,278
Nokia Oyj - ADR (1)                        85         1,180
                                                   -------------
                                                      3,458
                                                   -------------

Total Common Stocks (Cost $67,964)                   67,656
                                                   -------------


                                           Principal
Short-term Investments - 24.8%               Amount
                                             ------
Cash Trust Series II                        $22,599     22,599
                                                     -------------

Total Short-term Investments (Cost $22,599)             22,599
                                                     -------------
Total Investments (Cost $90,563) - 99.1%                90,255
                                                     -------------
Other Assets Less Liabilities - 0.9%                       801
                                                     -------------
Total Net Assets - 100.0%                              $91,056
                                                     =============

--------------------------------------------------------------------------------
                                  The IPS iFund
                       Statement of Assets and Liabilities
                                  May 31, 2002
                                   (Unaudited)

ASSETS:
Investments, at value (cost $90,563)                          $90,255
Dividends and interest receivable                                  28
Receivable from Advisor                                           773
                                                               -------
Total Assets                                                   91,056
                                                               -------
LIABILITIES:
Other Liabilities                                                   -
                                                               -------
Total Liabilities                                                   -
                                                               -------
Total Net Assets                                               $91,056
                                                               ========

NET ASSETS CONSIST OF:
Capital stock                                                 $139,690

Accumulated undistributed net realized loss
     on investments sold                                       (48,326)

Net unrealized depreciation on investments                        (308)
                                                               ---------
Total Net Assets                                               $91,056
                                                               =========

Shares outstanding (no par value, unlimited shares authorized)  15,473

Net asset value, redemption price and offering price per share  $ 5.88
                                                               ==========

See notes to Financial Statements


                                  The IPS iFund
                             Statement of Operations
                      For the Six Months Ended May 31, 2002
                                   (Unaudited)


INVESTMENT INCOME:


Dividend income (net of foreign taxes withheld of $6)          $96
Interest income                                                 56
                                                           --------
Total investment income                                        152

EXPENSES:

Investment advisory fee                                        682
                                                           -------
Total expenses                                                 682
                                                           -------
NET INVESTMENT LOSS                                           (530)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investment transactions
                                                           (17,335)

Change in unrealized appreciation
(depreciation) on investments
                                                              (378)
                                                           ---------
Net realized and unrealized loss on investments            (17,713)
                                                           ---------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $(18,243)
                                                           =========

                                 The IPS iFund
                       Statement of Changes in Net Assets

                                                                          Six Months Ended          Year Ended
                                                                            May 31, 2002        November 30, 2001(1)
                                                                            ------------        -----------------
                                                                             (Unaudited)

OPERATIONS:
Net investment loss                                                            $ (530)                $ (263)
Net realized loss on investment transactions                                  (17,335)               (30,990)
Change in unrealized appreciation (depreciation) on investments                  (378)                    70
                                                                        ---------------------- ---------------------

Net decrease in net assets resulting from operations                          (18,243)               (31,183)
                                                                        ---------------------- ---------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                      14,270                126,274
Shares issued to holders in reinvestment of dividends                               -                      -
Cost of shares redeemed                                                             -                    (62)
                                                                        ---------------------- ---------------------
Net increase in net assets resulting from capital share transactions           14,270                126,212
                                                                        ---------------------- ---------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (3,973)                95,029

NET ASSETS:
Beginning of period                                                            95,029                      -
                                                                        ---------------------- ---------------------
End of period                                                                 $91,056                $95,029
                                                                        ====================== =====================


See notes to Financial Statements


                                   IPS iFund
                              Financial Highlights



Selected per share data is based on a share of common stock

                                                                                      December 29, 2000(1)
                                                              Six Months Ended              Through
                                                                May 31, 2002           November 30, 2001
                                                                -------------          -----------------
                                                                 (Unaudited)
Outstanding through each period

Per Share Data:                                                      7.09                    12.00
Net asset value, beginning of period

Income from investment operations
Net investment loss                                                 (0.03)(2)                (0.02)
Net realized and unrealized loss on investments                     (1.18)                   (4.89)

Total from investment operations                                    (1.21)                   (4.91)

Net asset value, end period                                         $5.88                    $7.09
                                                             ====================== ========================
Total retun                                                        (17.07)% (3)             (40.92)%(3)

Supplemental data and ratios:
Net assets, end period(000's)                                         $91                      $95
Ratio of net operating expense to average net assets                 1.40%(4)                 1.40%(4)
Ratio of net investment income to average net assets                -1.09%(4)                -0.49%(4)
Portfolio turnover rate                                             74.96%                  124.68%


(1)  Commencement of operations

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences

(3)  Not annualized

(4)  Annualized

See notes to Financial Statements


IPS iFund

Notes to the Financial Statements
May 31, 2002 (Unaudited)

1. Organization: The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS iFund ("iFund") is long-term capital growth. The Fund commenced operations on December 29, 2000.

2. Significant Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Investment Valuation: Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

(b) Federal Income and Excise Taxes: The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c) Distributions to Shareholders: Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d) Securities Transactions and Investment Income: Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3. Shares of Common Stock: Transactions in shares of common stock were as follows:


                                               Period Ending                Period Ending
                                                 May 31, 2002            December 29, 2000 (1)
                                                                        through November 30, 2001
                                              -----------------         --------------------------

                                            $         Shares           $                 Shares
                                            -         ------           -                 ------
     Shares sold                          $14,270       2,063        $126,274              13,419
     Shares issued in reinvestment of
     dividends                                ---          --             ---                 ---
     Shares redeemed                          ---         ---            (62)                 (9)
                                              ---         ---            ----                 ---
     Net increase                         $14,270       2,063        $126,212              13,410
                                          =======                    ========
     Shares outstanding:
     Beginning of period                               13,410                                 ---
                                                       ------                                 ---
     End of period                                     15,473                              13,410
                                                       ======                              ======
     (1) Commencement of
     Operations

4. Investment Transactions: The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ending May 31, 2002 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                                        $68,983
     Sales                                            $60,430

     At May 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Unrealized appreciation                                          $2,575
     Unrealized depreciation                                         (2,883)
                                                                     -------
     Net unrealized depreciation on                                   $(308)
                                                                      ======
     investments

At May 31, 2002 the cost of investments, for federal income tax purposes, for the iFund was $90,563. At November 30, 2001, the iFund had an accumulated net realized capital loss carryover of $30,990 expiring in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryovers.

1. Investment Advisor: The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The iFund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees paid to IPS Advisory, Inc. during the period ended May 31, 2002 for the iFund were $682.